Prospectus Supplement	March 31, 2006

PUTNAM VARIABLE TRUST	Prospectuses dated April 30, 2005

In the section entitled “Who manages the funds?” the table entry with respect to Putnam VT High Yield Fund (to the extent that this prospectus offers this fund) in the table showing the investment management team members who coordinate the management of the fund’s portfolio is replaced with the following:

PUTNAM VT HIGH YIELD FUND

Core Fixed-Income High-Yield Team

Portfolio Leader	Joined Fund	Employer	Positions Over Past Five Years

Paul Scanlon	2002	Putnam Management	Team Leader, U.S. High Yield
		1999 – Present	Previously, Portfolio Manager; Analyst

Portfolio Members	Joined Fund	Employer	Positions Over Past Five Years

Norman Boucher	2005*	Putnam Investments	Portfolio Manager
		Limited	Previously, Trader; Analyst
1998 – Present

Robert Salvin	2005	Putnam Management	Portfolio Manager
		2000 – Present	Previously, Analyst; Equity Capital Market
Specialist

* also served from 2002-2004

HV-5766

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